MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                    SUPPLEMENT DATED JUNE 16, 1997 TO THE
                      PROSPECTUS DATED NOVEMBER 15, 1996

    Robert D. Sneeden has joined the Fund as Portfolio Manager. Mr. Sneeden is responsible for the day-to-day management of the Fund's investment portfolio. He has been an Assistant Vice President of Merrill Lynch Asset Management, L.P., an affiliate of the Manager, since June 1994. Prior to that he was a Vice President with Lehman Brothers Inc. from 1990 to 1994.


Code    #18034-1196ALL